                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Co-Registrants [X]

Filed by a Party other than the Co-Registrants [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                 DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.
              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
--------------------------------------------------------------------------------
            (Name of Co-Registrants as Specified In Their Charters)


--------------------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than the Co-Registrants)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                 DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.
              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                             55 EAST MONROE STREET
                            CHICAGO, ILLINOIS 60603
                           TELEPHONE (312) 263-2610
                NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 28, 1997

To the Shareholders of:
 Duff & Phelps Utilities Tax-Free Income Inc.
 Duff & Phelps Utility and Corporate Bond Trust Inc.

  NOTICE IS HEREBY GIVEN to the holders of shares of common stock, par value $.01 per share ("Common Shares"), of each of Duff & Phelps Utilities Tax-Free Income Inc. ("DTF") and Duff & Phelps Utility and Corporate Bond Trust Inc. ("DUC") (DTF and DUC sometimes being referred to herein individually as a "Fund" and collectively as the "Funds") and to the holders of shares of preferred stock, liquidation preference $50,000 per share, designated Remarketed Preferred Stock (the "RP") of DTF, that the Annual Meetings of the Shareholders of DTF and DUC (the "Meeting") will be held jointly at Phoenix Home Life Mutual Insurance Company, One American Row, Hartford, Connecticut 06102, on May 28, 1997 at 8:00 a.m., for the following purposes:

    1. ELECT DIRECTORS: To elect directors of each Fund in the following manner:

      (a) with respect to DTF, to elect four directors, each to be elected by the holders of Common Shares of DTF and holders of RP of DTF, voting together as a single class, including two directors to serve until the Annual Meeting in 2000 or until successors are duly elected and qualified, one director to serve until the Annual Meeting in 1998 or until a successor is duly elected and qualified and one director to serve until the Annual Meeting in 1999 or until a successor is duly elected and qualified;

      (b) with respect to DTF, to elect one director by the holders of the shares of RP of DTF, voting as a separate class, to serve until the Annual Meeting in 2000 or until a successor is duly elected and qualified; and

      (c) with respect to DUC, to elect five directors by the holders of Common Shares of DUC, including three directors to serve until the Annual Meeting in 2000 or until successors are duly elected and qualified, one director to serve until the Annual Meeting in 1998 or until a successor is duly elected and qualified and one director to serve until the Annual Meeting in 1999 or until a successor is duly elected and qualified.

    2. INDEPENDENT AUDITORS: To ratify or reject the independent auditors for DTF and DUC in the following manner:

      (a) with respect to DTF, to ratify or reject, by the holders of Common Shares of DTF and holders of RP of DTF, voting together as a single class, the selection of Ernst & Young LLP as independent auditors for the Fund's fiscal year ending October 31, 1997; and

      (b) with respect to DUC, to ratify or reject, by the holders of Common Shares of DUC, the selection of Ernst & Young LLP as independent auditors for the Fund's fiscal year ending December 31, 1997.

    3. OTHER BUSINESS: To transact such other business as may properly come before the Meeting.

  Holders of record of Common Shares of each of the Funds and holders of record of shares of RP of DTF, in each case at the close of business on April 15, 1997, are entitled to notice of and to vote at the Meeting and any adjournment thereof.

                                          By order of the Boards of Directors
                                           of DTF and DUC

                                          Thomas N. Steenburg, Secretary

April 22, 1997

  SHAREHOLDERS OF EACH OF THE FUNDS ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD WITH RESPECT TO EACH FUND IN WHICH YOU WERE A SHAREHOLDER AS OF THE RECORD DATE, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  MANAGEMENT OF EACH FUND RECOMMENDS THAT YOU CAST YOUR VOTE IN FAVOR OF THE NOMINEES FOR THE BOARDS OF DIRECTORS LISTED IN THE JOINT PROXY STATEMENT AND FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF EACH OF THE FUNDS.

                            YOUR VOTE IS IMPORTANT.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY
                      NO MATTER HOW MANY SHARES YOU OWN.

                             JOINT PROXY STATEMENT

                 DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.
              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                             55 EAST MONROE STREET
                            CHICAGO, ILLINOIS 60603
                           TELEPHONE (312) 263-2610

                     JOINT ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 28, 1997



                                 INTRODUCTION

  This Joint Proxy Statement is furnished in connection with the solicitation by the Boards of Directors of Duff & Phelps Utilities Tax-Free Income Inc. ("DTF") and Duff & Phelps Utility and Corporate Bond Trust Inc. ("DUC") of proxies to be voted at the Joint Annual Meeting of Shareholders of DTF and DUC, and at any and all adjournments thereof (the "Meeting"), to be held at Phoenix Home Life Mutual Insurance Company, One American Row, Hartford, Connecticut 06102, on May 28, 1997 at 8:00 a.m. The approximate mailing date of this Joint Proxy Statement and accompanying forms of proxy is April 22, 1997. DTF and DUC sometimes are referred to herein individually as a "Fund" and collectively as the "Funds".

  The Boards of Directors have fixed the close of business on April 15, 1997 as the record date (the "Record Date") for the determination of holders of shares of common stock, par value $.01 per share ("Common Shares"), of each of DTF and DUC and holders of shares of preferred stock, liquidation preference $50,000 per share, designated Remarketed Preferred Stock ("RP") of DTF, entitled to vote at the Meeting (Common Shares and RP being referred to herein collectively as "Shares"). Holders of Shares on such Record Date will be entitled to one vote for each Share held, with no Share having cumulative voting rights. As of April 15, 1997, there were 8,388,723 issued and outstanding Common Shares of DTF and 1,300 issued and outstanding shares of RP of DTF, and 26,015,314 issued and outstanding Common Shares of DUC.

  As of April 15, 1997, to the knowledge of management of each Fund, no person beneficially owned more than 5% of the outstanding Common Shares of DTF or DUC or the outstanding shares of RP of DTF.

  The Meeting is scheduled as a joint meeting of the respective Shareholders of the Funds because the Shareholders of each Fund are expected to consider and vote on similar matters. The Boards of Directors have determined that the use of a joint proxy statement for the Meeting is in the best interest of the Shareholders of each Fund. In the event that any Shareholder of a Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of such Fund's meeting to a time immediately after the Meeting, so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on each of the proposals relating to their respective Fund, and an unfavorable vote on a proposal by the Shareholders of one Fund will not affect the implementation by the other Fund of such proposal if the Shareholders of such other Fund approve the proposal.

  With respect to DTF, the holders of shares of RP will vote together with the holders of Common Shares of DTF as a single class on all proposals to be brought before the Meeting, except with respect to the proposal to elect Everett L. Morris to serve as a Class III Director of DTF for which proposal the holders of shares of RP will vote as a separate class.

                        SUMMARY OF VOTING ON PROPOSALS

                                                                          CLASSES OF SHARES OF
                                 AFFECTED                                 SUCH FUNDS ENTITLED
      PROPOSAL                    FUNDS                                         TO VOTE
      --------                   --------                                 --------------------
      1(a)                         DTF                                    Common Shares and RP
      1(b)                         DTF                                    RP
      1(c)                         DUC                                    Common Shares
      2(a)                         DTF                                    Common Shares and RP
      2(b)                         DUC                                    Common Shares

  The voting requirement for passage of a particular proposal depends on the nature of the particular proposal. Proposal 1 requires the affirmative vote of a plurality of the Shares of a Fund entitled to vote thereon present at the Meeting in person or by proxy and voting to elect the respective nominees as Directors. Proposal 2 requires the affirmative vote of a majority of the Shares of a Fund entitled to vote thereon present at the Meeting in person or by proxy and voting to ratify the selection of the independent auditors.

  On the matters coming before the Meeting as to which a choice has been specified by the Shareholders by means of the ballot on the proxy, the respective Shares will be voted accordingly. Shares not voted with respect to a proposal due to an abstention or broker non-vote will be deemed votes not cast with respect to such proposal, but such Shares will be deemed present for quorum purposes. Management of each Fund recommends that you cast your vote IN FAVOR of the nominees for Directors of each Fund listed in this Joint Proxy Statement and FOR ratification of the selection of Ernst & Young LLP as independent auditors for each of DTF's and DUC's fiscal year ending in 1997. If a proxy is executed and returned and no choice is specified thereon, the Shares will be voted IN FAVOR of the nominees for Directors of each Fund listed in this Joint Proxy Statement and FOR ratification of the selection of Ernst & Young LLP as independent auditors for each of DTF's and DUC's fiscal year ending in 1997. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

  The Boards of Directors of the Funds know of no business other than that mentioned in Proposals 1 and 2 in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies, provided they determine such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

  Duff & Phelps Investment Management Co. (the "Adviser") is the investment adviser for each of the Funds. The Adviser has acted as investment adviser for each Fund since they commenced investment operations. The Adviser is a wholly-owned subsidiary of Phoenix Duff & Phelps Corporation ("PD&P"). The address of the Adviser is 55 East Monroe Street, Chicago, Illinois 60603. The address of PD&P is 56 Prospect Street, Hartford, Connecticut 06115. PD&P is a majority-owned subsidiary of PM Holdings, Inc. PM Holdings, Inc. is a wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company, a New York mutual life insurance company ("Phoenix Home Life"). The address of Phoenix Home Life is One American Row, Hartford, Connecticut 06115.

  THE ANNUAL REPORTS TO SHAREHOLDERS OF EACH FUND, WHICH INCLUDES FINANCIAL STATEMENTS OF EACH FUND AS OF ITS 1996 FISCAL YEAR END, HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF SUCH REPORTS TO SHAREHOLDERS WHO REQUEST THEM BY CONTACTING THE ADMINISTRATOR OF THE RESPECTIVE FUND AS SET FORTH ON PAGE 11 OF THIS PROXY.

                       PROPOSAL 1: ELECTION OF DIRECTORS

  At the Meeting, Shareholders of each Fund will vote for the election of nominees to serve as Directors of their respective Fund. The Board of Directors of each of DTF and DUC currently is comprised of the same nine
Directors: Messrs. Conway, Crawford, Dalzell-Payne, Georgeson, Jeffries, McLoughlin, Morris and Pavia, and Ms. Moran. Messrs. Georgeson, Jeffries, Morris and Pavia have each served on the Boards of Directors of DTF and DUC since the commencement of operations of the respective Funds. Mr. Crawford was elected to serve on the Boards of Directors of DTF and DUC effective November 1, 1995. Mr. Conway was appointed to serve on the Boards of Directors of DTF and DUC effective December 21, 1995. Messrs. Crawford and Conway were first elected by the Shareholders of each respective Fund at a joint meeting of such Shareholders on May 15, 1996. Messrs. Dalzell-Payne and McLoughlin were appointed to serve on the Boards of Directors of DTF and DUC effective July 1, 1996. Ms. Moran was appointed to serve on the Boards of Directors of DTF and DUC effective August 22, 1996.

  The table below sets forth the names, ages, principal occupations and other information with respect to each of the current Directors.

                                                                                   COMMON
                                     PRINCIPAL OCCUPATIONS OR                      SHARES     RP
NAME, ADDRESS AND AGE               EMPLOYMENT IN PAST 5 YEARS               FUND OWNED/1/ OWNED/1/
---------------------               --------------------------               ---- -------- --------
E. Virgil Conway       Chairman and Director of the Metropolitan             DTF    --        --
9 Rittenhouse Road     Transportation Authority (1992-present).              DUC    --
Bronxville, NY 10708   Trustee/Director of Consolidated Edison Company of
Age: 67                New York, Inc. (1970-present), Pace University
                       (1978-present), Atlantic Mutual Insurance Company
                       (1974-present), HRE Properties (1989-present),
                       Greater New York Councils, Boy Scouts of America
                       (1985-present), Union Pacific Corp. (1978-present),
                       Atlantic Reinsurance Company (1986-present),
                       Blackstone Fund for Fannie Mae Mortgage Securities
                       (Advisory Director) (1989-present), Blackstone Fund
                       for Freddie Mac Securities (Advisory Director)
                       (1990-present) Centennial Insurance Company (1974-
                       present), Josiah Macy, Jr., Foundation (1973-
                       present), The Harlem Youth Development Foundation
                       (1984-present), Trism, Inc. (1994-present),
                       Accuhealth, Inc. (1994-present), Realty Foundation
                       of New York (1972-present). Chairman (1990), Audit
                       Committee of the City of New York (1981-present).
                       Director/Trustee, Phoenix Funds (1993-present),
                       Phoenix Duff & Phelps Institutional Mutual Funds
                       (1995-present). Chairman and Director of New York
                       Housing Partnership Development Corp. (1981-
                       present). Chairman of Financial Accounting Standards
                       Advisory Counsel (1992-1995). Former Director, New
                       York Chamber of Commerce and Industry (1974-1990).

                                                                                  COMMON
                                        PRINCIPAL OCCUPATIONS OR                  SHARES     RP
   NAME, ADDRESS AND AGE               EMPLOYMENT IN PAST 5 YEARS           FUND OWNED/1/ OWNED/1/
   ---------------------               --------------------------           ---- -------- --------
William W. Crawford          Mr. Crawford currently is retired and is the   DTF    1,000     --
3003 Gulf Shore Blvd. North  former President and Chief Operating Officer   DUC    1,000
Naples, FL 33940             of Hilliard, Lyons, Inc., a registered
 Age: 68                     broker-dealer. Mr. Crawford also is a Trustee
                             of Phoenix Duff & Phelps Institutional Mutual
                             Funds.
Harry Dalzell-Payne          Trustee Director/Trustee, Phoenix Funds        DTF       --     --
330 East 39th Street         (1983-present). Director, Phoenix Duff &       DUC       --
Apartment 29G                Phelps Institutional Mutual Funds (1996-
New York, NY 10016           present). Trustee, Phoenix-Aberdeen Series
 Age: 68                     Fund (1996-present). Director, Farragut
                             Mortgage Co., Inc. (1991-1994).
                             Director/Trustee, the National Affiliated
                             Investment Companies (1983-1993). Formerly a
                             Major General of the British Army.
William N. Georgeson         Mr. Georgeson currently is retired and is a    DTF    2,000     --
575 Glenwood Road            former                                         DUC    2,511
Lake Forest, IL 60045        Vice President of Nuveen Advisory Corp., an
 Age: 68                     investment adviser. Mr. Georgeson also is a
                             Trustee of Phoenix Duff & Phelps
                             Institutional Mutual Funds.
Francis E. Jeffries*,/3/     Mr. Jeffries is the Chairman of the Board of   DTF   27,787     --
55 East Monroe Street        Directors of DTF and DUC. Mr. Jeffries is      DUC   14,334
Chicago, IL 60603            Chairman of the Board of PD&P and is
 Age: 66                     currently a Director of The Empire District
                             Electric Company. Prior to July 1993, Mr.
                             Jeffries was also President of the
                             predecessor of PD&P and Chairman of the Board
                             of the Adviser. He is also a Director/Trustee
                             of all investment companies advised by PD&P
                             and its affiliates.

                                                                              COMMON
                                    PRINCIPAL OCCUPATIONS OR                  SHARES     RP
 NAME, ADDRESS AND AGE             EMPLOYMENT IN PAST 5 YEARS           FUND OWNED/1/ OWNED/1/
 ---------------------             --------------------------           ---- -------- --------
 Philip R. McLoughlin*   Trustee and Director, Vice Chairman and Chief  DTF     --       --
 One American Row        Executive Officer, President Phoenix Duff &    DUC     --
 Hartford, CT 06102      Phelps Corporation (1995-present). Director
  Age: 51                (1994-present) and Executive Vice President,
                         Investments, (1988-present) Phoenix Home Life
                         Mutual Insurance Company. Director/Trustee
                         and President, Phoenix Funds (1989-present).
                         Trustee, Phoenix-Aberdeen Series Fund (1996-
                         present). Director, (1983-present) and
                         Chairman (1995-present) Phoenix Investment
                         Counsel, Inc. Director (1984-present) and
                         President (1990-present), Phoenix Equity
                         Planning Corporation. Director, Phoenix
                         Realty Group, Inc. (1994-present), Phoenix
                         Realty Advisers, Inc. (1987-present), Phoenix
                         Realty Investors, Inc. (1994-present),
                         Phoenix Realty Securities, Inc. (1994-
                         present), PXRE Corporation (Delaware) (1985-
                         present), and World Trust Fund (1991-
                         present). Director and Executive Vice
                         President, Phoenix Life and Annuity Company
                         (1996-present), Director and Executive Vice
                         President, PHL Variable Insurance Company
                         (1995-present), and Director, Phoenix Charter
                         Oak Trust Company (1996-present).
                         Director/Trustee, the National Affiliated
                         Investment Companies (until 1993). Director
                         (1994-present), Chairman (1996-present) and
                         Chief Executive Officer (1995-1996), National
                         Securities & Research Corporation and
                         Director and President, Phoenix Securities
                         Group, Inc. (1993-1996). Director (1992-
                         present) and President (1992-1994), W.S.
                         Griffith & Co., Inc. (1992-1995) and Director
                         (1992-present) and President (1992-1994),
                         Townsend Financial Advisers, Inc. Director
                         and Vice President, PM Holdings, Inc. (1985-
                         present).
 Eileen A. Moran         Trustee, President and Chief Executive         DTF     --       --
 23 Woodland Drive       Officer, Public Service Resources Corporation  DUC     --
 East Windsor, NJ 08520  (1990-present). Director, Phoenix Duff &
  Age: 43                Phelps Institutional Mutual Funds (1996-
                         present).

                                                                            COMMON
                                  PRINCIPAL OCCUPATIONS OR                  SHARES     RP
NAME, ADDRESS AND AGE            EMPLOYMENT IN PAST 5 YEARS           FUND OWNED/1/ OWNED/1/
---------------------            --------------------------           ---- -------- --------


Everett L. Morris/2/   Mr. Morris is a Vice President of W. H.        DTF   27,838     --
164 Laird Road         Reaves and Company. Prior to March 1993, Mr.   DUC    4,303
Colts Neck, NJ 07722   Morris was a Director of Public Service
 Age: 68               Enterprise Group Incorporated and President
                       and Chief Operating Officer of Enterprise
                       Diversified Holdings Incorporated. Prior to
                       January 1992, Mr. Morris was Senior Executive
                       Vice President and Chief Financial Officer of
                       Public Service Electric and Gas Company.
                       Prior to 1991, Mr. Morris was a director of
                       First Fidelity Bank, N.A., N.J. He is also a
                       Director/Trustee of all investment companies
                       advised by PD&P and its affiliates.
Richard A. Pavia/2/    Mr. Pavia is a Director of Speer Financial,    DTF    3,616     --
7145 North Ionia       Inc., a regional company specializing in       DUC    3,474
Chicago, IL 60646      public finance. Mr. Pavia has retired from
 Age: 65               his position as Chairman and Chief Executive
                       Officer of Speer Financial, Inc. Mr. Pavia
                       also is a Trustee of Phoenix Duff & Phelps
                       Institutional Mutual Funds.

--------
* "Interested person" of the Funds (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) by reason of being interested persons of the Adviser.
/1Ownership/of DTF and DUC shares is shown as of April 15, 1997, and such ownership can be direct or beneficial.
/2Directors/of DTF to be elected by the holders of the RP voting as a separate class.
/3Mr./Jeffries disclaims beneficial ownership of 8,774 of the DTF shares listed and 1,558 of DUC shares listed.

  Each Board of Directors held four meetings during its respective 1996 fiscal year. Each Director attended at least 75% of the meetings of the Board of Directors held during the period for which he was a Director.

  Each Fund has an audit committee and nominating committee consisting of Messrs. Conway, Crawford, Dalzell-Payne, Georgeson, Morris, and Pavia and Ms. Moran, those Directors who are not "interested persons" of the Funds as defined in the 1940 Act. The audit committee is responsible for supervision of the Funds' independent accountants, the annual review of the Funds' investment advisory agreements and any other matters requiring the approval of the Directors who are not "interested persons" of the Funds pursuant to the 1940 Act. The nominating committee is responsible for nominating directors and will only consider candidates proposed and selected by Directors to serve on the Board of Directors. The audit committee and nominating committee of DUC each held two meetings during such Fund's 1996 fiscal year. The audit committee and nominating committee of DTF held three meetings and four meetings, respectively, during such Fund's 1996 fiscal year. Each Director attended at least 75% of the meetings of the audit committee and nominating committee held during the period for which he was a Director.

  Each Director who is an "affiliated person" of the Adviser (within the meaning of Section 2(a)(3) of the 1940 Act) by reason of being a full-time employee of the Adviser receives no compensation from the Funds for acting as director. Each of the other Directors is paid the following amounts for his or her service as a Director: (i) an annual fee of $24,000 (representing a combined retainer for directorships held by such person for each of the Funds), which amount is allocated among the Funds on the basis of relative net assets; (ii) an additional $2,500 to any Director who serves as a chairman of a committee of the Board of Directors; (iii) an attendance fee of $1,000 per regular meeting; (iv) an attendance fee of $500 per committee meeting; and
(v) all out-of-pocket expenses of such members incurred in connection with each of the foregoing meetings. The following table summarizes the compensation paid to Directors of each Fund for its respective fiscal year ended in 1996:

                              COMPENSATION TABLE

                              AGGREGATE
                            COMPENSATION                                    TOTAL
                           FROM EACH FUND                     ESTIMATED  COMPENSATION
                         FOR WHICH DIRECTOR     RETIREMENT      ANNUAL     FROM THE
                         SERVES ON BOARD/2/      BENEFITS      BENEFITS   FUNDS AND
                         ------------------- ACCRUED AS PART     UPON        FUND
NAME/1/                     DTF       DUC    OF FUND EXPENSES RETIREMENT  COMPLEX/3/
-------                  --------- --------- ---------------- ---------- ------------
E. Virgil Conway........ $  10,140 $  22,220       N/A           N/A       $37,610
William W. Crawford..... $  11,520 $  26,380       N/A           N/A       $43,150
Harry Dalzell-Payne..... $   3,120   $11,760       N/A           N/A       $20,130
William N. Georgeson.... $  11,520 $  25,220       N/A           N/A       $41,990
Eileen A. Moran......... $       0 $   5,880       N/A           N/A       $ 7,130
Everett L. Morris....... $  16,520 $  25,220       N/A           N/A       $46,990
Richard A. Pavia........ $  11,520 $  22,720       N/A           N/A       $39,490

--------
/1Messrs./Jeffries and McLoughlin were each an "affiliated person" of the Adviser during the last fiscal year of the Funds and did not receive any compensation directly from the Funds. Ms. Moran, who was appointed to serve on the DTF Board of Directors effective August 22, 1996, did not receive any compensation directly from DTF.
/2The/amounts shown are for each Fund's fiscal year ended in 1996.
/3The/Fund Complex is comprised of eight funds, including DTF, DUC and six funds included in Phoenix Duff & Phelps Institutional Mutual Funds. The amounts shown are accumulated from the Aggregate Compensation from each fund in the Fund Complex during such fund's fiscal year ended in 1996. Messrs. Conway, Dalzell-Payne and Morris also serve as directors of other investment companies which are advised by affiliated persons of the Adviser. Combining the Fund Complex with such other investment companies, Messrs. Conway, Dalzell-Payne and Morris received Total Compensation of $94,110, $68,630 and $92,490, respectively, for each fund's respective fiscal year ended in 1996.

  The following table sets forth certain information concerning the principal executive officers of the Funds. The officers serve until their respective successors are chosen and qualified. The Funds' officers receive no compensation from the Funds but are also officers of the Adviser or PD&P and receive compensation in such capacities. Unless otherwise specified, the address of each of the following persons is 55 East Monroe Street, Chicago, Illinois 60603.

                            POSITIONS AND            OTHER PRINCIPAL OCCUPATIONS
NAME AND AGE              OFFICES WITH FUNDS               IN PAST 5 YEARS
------------              ------------------         ---------------------------
Calvin J. Pedersen...... President and Chief  Mr. Pedersen is President of PD&P,
 Age: 55                 Executive Officer of  Chairman of the Board of the Adviser,
                         DTF and DUC           President and Chief Executive Officer
                                               of Duff & Phelps Utilities Income Inc.
                                               and Chairman of the Board of Trustees,
                                               President and Chief Executive Officer
                                               of Duff & Phelps Mutual Funds. Mr.
                                               Pedersen is a Director/Trustee of all
                                               investment companies advised by PD&P
                                               and its affiliates.

                               POSITIONS AND              OTHER PRINCIPAL OCCUPATIONS
NAME AND AGE                OFFICES WITH FUNDS                  IN PAST 5 YEARS
------------                ------------------            ---------------------------
Dennis A. Cavanaugh..... Senior Vice President,    Mr. Cavanaugh is an Executive Vice
 Age: 52                 Assistant Treasurer and    President of the Adviser. Prior to
                         Chief Investment Officer   1994, Mr. Cavanaugh was a Senior Vice
                         of DUC                     President of the Adviser.
James P. Wehr........... Vice President and Chief  Mr. Wehr is a Vice President of Phoenix
 56 Prospect Street      Investment Officer of DTF  Investment Counsel, Inc. Mr. Wehr is
 Hartford, CT 06102                                 also Co-Portfolio Manager of Phoenix
 Age: 39                                            Tax-Exempt Bond Portfolio and Phoenix
                                                    California Tax-Exempt Bonds, Inc. and
                                                    the Portfolio Manager of the Managed
                                                    Bond Portfolio, an Institutional Fund.
Thomas N. Steenburg..... Secretary of DTF and      Mr. Steenburg is Vice President and
 One American Row        DUC                        Counsel of PD&P. Mr. Steenburg is also
 Hartford, CT 06102                                 Secretary of Duff & Phelps Mutual Funds
 Age: 48                                            and the Phoenix Funds. Prior to joining
                                                    PD&P, Mr. Steenburg was Counsel of
                                                    Phoenix Home Life Insurance Company.

  As of April 15, 1997, the Directors and officers of each Fund as a group owned less than 1% of the outstanding Common Shares of each Fund, respectively, and no outstanding shares of RP of DTF. Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require each of the Funds' officers and directors, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a Fund's equity securities to file forms with the Securities and Exchange Commission and the New York Stock Exchange, if applicable, reporting their affiliation with the respective Fund and reports of ownership and changes in ownership of shares of the respective Fund's equity securities. These persons and entities are required by U.S. securities regulations to furnish the Funds with copies of all such forms they file. Based on a review of these forms furnished to the Funds, the Funds believe that during the last fiscal year of each Fund, the Funds' officers and directors, investment advisers and affiliated persons of the investment adviser complied with all applicable filing requirements.

  None of the Directors or officers of the Funds made any purchases or sales of securities of PD&P or any of its subsidiaries, including the Adviser, exceeding 1% of the outstanding common stock of such company during each Fund's fiscal year ended in 1996.

  NOMINEES FOR DTF DIRECTORS. At the Meeting, (i) E. Virgil Conway, Everett L. Morris and Harry Dalzell-Payne are to be considered for election to serve as Class II Directors until the Annual Meeting of Shareholders in 2000 or until successors are duly elected and qualified, (ii) Philip R. McLoughlin is to be considered for election as a Class III Director until the Annual Meeting of Shareholders in 1998 or until a successor is duly elected and qualified and
(iii) Eileen A. Moran is to be considered for election as a Class I Director until the Annual Meeting of Shareholders in 1999 or until a successor is duly elected and qualified. Except for Mr. Morris, the holders of Common Shares and holders of RP, voting as a single class, will vote with respect to each of the nominees for Director and an affirmative vote of a plurality of the Common Shares and RP, voting as a single class, present at the Meeting in person or by proxy, is required to elect each such nominee. With respect to Mr. Morris, holders of shares of RP, voting as a separate class, will vote with respect to such nominee for Director and an affirmative vote of a plurality of the shares of RP, voting as a separate class, is required to elect such nominee. It is the intention of the persons named on the enclosed proxy to vote the Shares represented by them for the election of the respective nominees unless the proxy is marked otherwise.

  The Articles of Incorporation and By-Laws of DTF provide that the Board of Directors shall consist of not less than three nor more than nine directors divided into three classes, the classes to be as nearly equal in number as possible. Generally, the Directors of only one class are elected at each annual meeting so that the regular term of only one class of Directors will expire annually and any particular Director stands for election only once in each three-year period. However, Mr. McLoughlin and Ms. Moran are being considered as nominees at this Meeting to serve as a Class III Director and a Class I Director, respectively, of DTF because the Meeting is the first meeting of shareholders of DTF since they were appointed by the Board. Assuming each of the DTF nominees is elected at the Meeting, the terms of each class of the Board of Directors will expire at the annual meetings of DTF in the years indicated in the table below.

                           CLASS I DIRECTORS - 1999
                             William N. Georgeson
                              Francis E. Jeffries
                                Eileen A. Moran

                           CLASS II DIRECTORS - 2000
                               E. Virgil Conway
                               Everett L. Morris
                              Harry Dalzell-Payne

                          CLASS III DIRECTORS - 1998
                              William W. Crawford
                               Richard A. Pavia
                             Philip R. McLoughlin

  Pursuant to the 1940 Act, as long as any shares of RP are outstanding, the holders of shares of RP, voting as a separate class, will elect two of the Directors of DTF. Everett L. Morris and Richard A. Pavia have been designated to be elected by the holders of RP. In the event a vacancy occurs on the Board of Directors by reason of death, resignation or a reason other than removal by the appropriate class of stockholders, the remaining Directors, or remaining Director, elected by the class or classes of shares that elected the vacant Director's position shall fill the vacancy for the entire unexpired term.

  NOMINEES FOR DUC DIRECTORS. At the Meeting, (i) William N. Georgeson, Francis E. Jeffries and Eileen A. Moran are to be considered for election to serve as Class I Directors until the Annual Meeting of Shareholders in 2000 or until successors are duly elected and qualified, (ii) Harry Dalzell-Payne is to be considered for election as a Class II Director until the Annual Meeting of Shareholders in 1998 or until a successor is duly elected and qualified and
(iii) Philip R. McLoughlin is to be considered for election as a Class III Director until the Annual Meeting of Shareholders in 1999 or until a successor is duly elected and qualified. The holders of Common Shares will vote with respect to each of the nominees for Director. An affirmative vote of a plurality of the Common Shares, present at the Meeting in person or by proxy, is required to elect each nominee. It is the intention of the persons named on the enclosed proxy to vote the Shares represented by them for the election of the respective nominees unless the proxy is marked otherwise.

  The Articles of Incorporation and By-Laws of DUC provide that the Board of Directors shall consist of not less than three nor more than nine directors divided into three classes, the classes to be as nearly equal in number as possible. Generally, the Directors of only one class are elected at each annual meeting so that the regular term of only one class of Directors will expire annually and any particular Director stands for election only once in each three-year period. However, Messrs. Dalzell-Payne and McLoughlin are being considered as nominees at this Meeting to serve as a Class II Director and a Class III Director, respectively, of DUC because the Meeting is the first meeting of shareholders of DUC since they were appointed by the Board. Assuming each of the DUC nominees is elected at the Meeting, the terms of each class of the Board of Directors expire at the annual meetings of DUC in the years indicated in the table below.

                           CLASS I DIRECTORS - 2000
                             William N. Georgeson
                              Francis E. Jeffries
                                Eileen A. Moran

                           CLASS II DIRECTORS - 1998
                               E. Virgil Conway
                               Everett L. Morris
                              Harry Dalzell-Payne

                          CLASS III DIRECTORS - 1999
                              William W. Crawford
                               Richard A. Pavia
                             Philip R. McLoughlin

SHAREHOLDER APPROVAL

  With respect to DTF, holders of Common Shares and holders of shares of RP, voting together as a single class, are entitled to vote on each nominee for DTF, except Mr. Morris. With respect to DTF, holders of shares of RP, voting as a separate class, are entitled to vote on Mr. Morris as a nominee for DTF. With respect to DUC, holders of Common Shares are entitled to vote on each nominee for DUC. The affirmative vote of a plurality of the Shares cast in person or by proxy is required to elect the respective nominees. THE BOARDS OF DIRECTORS RECOMMEND A VOTE "IN FAVOR" OF EACH OF THE NOMINEES.

               PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

  The Board of Directors of DTF and DUC, including a majority of the Directors who are not "interested persons" of DTF and DUC, have selected the firm of Ernst & Young LLP, independent certified public accountants, to examine the financial statements of such Funds for the 1997 fiscal year of each Fund. DTF and DUC know of no direct or indirect financial interest of such firm in DTF or DUC. The appointment of Ernst & Young LLP is subject to ratification or rejection by the Shareholders of DTF and DUC, respectively. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.

  Representatives of Ernst & Young LLP are expected to be present at the Meeting and will be available to respond to questions from Shareholders and will have the opportunity to make a statement if they so desire.

SHAREHOLDER APPROVAL

  With respect to DTF, holders of Common Shares and holders of shares of RP, voting together as a single class, are entitled to vote on this issue. With respect to DUC, holders of Common Shares are entitled to vote on this issue. The affirmative vote of a majority of the Shares cast in person or by proxy is required to ratify the selection of the independent auditors. THE BOARDS OF DIRECTORS RECOMMEND A VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP TO SERVE AS INDEPENDENT AUDITORS OF DTF AND DUC.

                          PROXY SOLICITATION EXPENSES

  The expense of preparing, printing and mailing the enclosed form of proxy, accompanying Notice of Meeting and this Proxy Statement and all other costs in connection with the solicitation of proxies will be borne by the Funds, which will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Shares of the Funds.

  In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Funds, the Adviser, or by dealers or their representatives. It is anticipated that the cost of such supplementary solicitations, if any, will be nominal.

               REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

  THE ANNUAL REPORTS TO SHAREHOLDERS OF EACH FUND, WHICH INCLUDES FINANCIAL STATEMENTS OF EACH FUND AS OF ITS 1996 FISCAL YEAR END, HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. DTF WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT BY CALLING STATE STREET BANK AND TRUST COMPANY, DTF'S TRANSFER AGENT, AT (800) 451-6788 OR BY WRITING TO PRUDENTIAL MUTUAL FUND MANAGEMENT, INC., DTF'S ADMINISTRATOR, AT ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292. DUC WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT, BY CALLING PRINCETON ADMINISTRATORS, L.P., DUC'S ADMINISTRATOR, AT (800) 688-0928 OR BY WRITING TO PRINCETON ADMINISTRATORS, L.P., P.O. BOX 9011, PRINCETON, NJ 08543-9011. NONE OF THE DIRECTORS OR OFFICERS OF THE FUNDS HAS A MATERIAL INTEREST IN SUCH ADMINISTRATORS.

                             SHAREHOLDER PROPOSALS

  Any proposal which a Shareholder of the Funds wishes to have included in the joint proxy materials of the Funds relating to the 1998 Annual Meeting must be received at the principal executive offices of the Funds no later than December 23, 1997, and must otherwise comply with the rules promulgated by the Securities and Exchange Commission.

                                    GENERAL

  Management of the Funds does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of Shareholders entitled to be present and vote at the Meeting will be available at the offices of the Funds, 55 East Monroe Street, Chicago, Illinois 60603, for inspection by any Shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting will necessitate adjournment and will give rise to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          Thomas N. Steenburg
                                          Secretary

April 22, 1997

                 DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.
                 ANNUAL MEETING OF STOCKHOLDERS - MAY 28, 1997
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned holder of shares of Common Stock of DUFF & PHELPS UTILITIES TAX-FREE INCOME INC. (the "Fund"), a Maryland corporation, hereby appoints Calvin J. Pedersen and Thomas N. Steenburg and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at Phoenix Home Life Mutual Insurance Company, One American Row, Hartford, Connecticut 06102, on May 28, 1997 at 8:00 a.m. and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

   If more than one of the proxies, or their substitute, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

         PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY
                             IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

      HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

  ---------------------------------      ---------------------------------
  ---------------------------------      ---------------------------------
  ---------------------------------      ---------------------------------

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

1. Authority to vote for the election as Class II Directors, the nominees listed below:

    E. Virgil Conway                        For      Withhold   For All Except
                                            [_]        [_]           [_]

    Harry Dalzell-Payne


    Authority to vote for the election as a Class III Director, the nominee listed below:

    Philip R. McLoughlin



    Authority to vote for the election as a Class I Director, the nominee listed below:

    Eileen A. Moran

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominee(s).

2.  As to the proposal to ratify the selection of
    Ernst & Young LLP as independent auditors
    for the Fund's fiscal year ending
    October 31, 1997.                       For      Against    Abstain
                                            [_]        [_]        [_]

3. Upon any and all other business which may come before the Annual Meeting or any adjournment thereof.

    The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 28, 1997.


                                                    Mark box at right      [_]
                                                    if comments or
Please be sure to sign                              address change have
and date this Proxy.           Date                 been noted on the
-------------------------------------------------   reverse side of
                                                    this card.
-------------------------------------------------
Stockholder sign here          Co-owner sign here   RECORD DATE SHARES:

                 DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.
                 ANNUAL MEETING OF STOCKHOLDERS - MAY 28, 1997
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned holder of shares of Remarketed Preferred Stock of DUFF & PHELPS UTILITIES TAX-FREE INCOME INC. (the "Fund"), a Maryland corporation, hereby appoints Calvin J. Pedersen and Thomas N. Steenburg and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at Phoenix Home Life Mutual Insurance Company, One American Row, Hartford, Connecticut 06102, on May 28, 1997 at 8:00 a.m. and at any and all adjournments thereof, and thereat to vote all shares of Remarketed Preferred Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

   If more than one of the proxies, or their substitute, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

         PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY
                             IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appears(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

      HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

  ---------------------------------      ---------------------------------
  ---------------------------------      ---------------------------------
  ---------------------------------      ---------------------------------

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

1. Authority to vote for the election as Class II Directors, the nominees listed below:

    E. Virgil Conway                       For      Withhold   For All Except
                                           [_]        [_]           [_]

    Harry Dalzell-Payne


    Everett L. Morris



    Authority to vote for the election as a Class III Director, the nominee listed below:

    Philip R. McLoughlin


    Authority to vote for the election, as a Class I
    Director, the nominee listed below

    Eileen A. Moran

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominee(s).


2.  As to the proposal to ratify the selection of
    Ernst & Young LLP as independent auditors
    for the Fund's fiscal year ending October 31,
    1997.
                                                   For      Against    Abstain
                                                   [_]        [_]        [_]

3. Upon any and all other business which may come before the Annual Meeting or any adjournment thereof.

    The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 28, 1997.


                                                    Mark box at right      [_]
                                                    if comments or
Please be sure to sign                              address change have
and date this Proxy.           Date                 been noted on the
-------------------------------------------------   reverse side of
                                                    this card.
-------------------------------------------------
Stockholder sign here          Co-owner sign here   RECORD DATE SHARES:

                           DUFF & PHELPS UTILITY AND
                           CORPORATE BOND TRUST INC.
                 ANNUAL MEETING OF STOCKHOLDERS - MAY 28, 1997
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned holder of shares of Common Stock of DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. (the "Fund"), a Maryland corporation, hereby appoints Calvin J. Pedersen and Thomas N. Steenburg and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the meeting of stockholders to be held at Phoenix Home Life Mutual Insurance Company, One American Row, Hartford, Connecticut 06102, on May 28, 1997 at 8:00 a.m. and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

   If more than one of the proxies, or their substitute, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     HAS YOUR ADDRESS CHANGED?

-------------------------------------
-------------------------------------
-------------------------------------

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
P.O. Box 11177
New York, NY 10203-0177

1. Authority to vote for the election as Class I Directors, the nominees listed below:

           For all nominees     Withhold authority to vote
             listed below      for all nominees listed below   Exceptions
                 [_]                      [_]                     [_]

Nominees:  William N. Georgeson, Francis E. Jeffries, Eileen A. Moran

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.) *Exceptions
           ---------------------------------------------------------------------

     Authority to vote for the election as a Class II Director, the nominee listed below:

           For the nominee     Withhold authority to vote
            listed below         for the listed nominee
                 [_]                      [_]

Nominee:   Harry Dalzell-Payne

     Authority to vote for the election as a Class III Director, the nominee listed below:

           For the nominee     Withhold authority to vote
            listed below         for the listed nominee
                 [_]                      [_]

Nominee:   Philip R. McLoughlin

2. As to the proposal to ratify the selection of Ernst & Young LLP as independent auditors for the Fund's fiscal year ending December 31, 1997.

                 For                    Against                 Abstain
                 [_]                      [_]                     [_]

3. Upon any and all other business which may come before the Annual Meeting or any adjournment thereof.

     The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 28, 1997.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                PLEASE VOTE, DATE AND SIGN AND RETURN PROMPTLY
                             IN ENCLOSED ENVELOPE.


Dated               , 1997                           Change of    [_]
      --------------                                 address
                                                     and/or
                                                     comments,
                                                     mark here
-------------------------------------------------
(Signature of Stockholder)


-------------------------------------------------
(Signature of Joint Owner, if any)

Votes must be indicated [x] in Black or Blue ink.